UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

November 6, 2018
Date of Report (Date of earliest event reported)

Kratos Defense & Security Solutions, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-34460	13-3818604
(Commission File Number)	(IRS Employer Identification No.)

10680 Treena St., Suite 600, San Diego, CA	92131
(address of principal executive offices)	(Zip Code)

(858) 812-7300
(Registrant’s telephone number, including area code)

4820 Eastgate Mall, Suite 200 San Diego, CA 92121
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   Yes ☐   No ☐

Item 2.02.  Results of Operations and Financial Condition

On November 6, 2018, Kratos Defense & Security Solutions, Inc. (the “Company”) issued a press release regarding the Company’s financial results for the third quarter for 2018.  The full text of the Company’s press release is attached hereto as Exhibit 99.1.

Item 9.01.  Exhibits.

Exhibit No.	Description
99.1	November 6, 2018 Press Release by Kratos Defense & Security Solutions, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kratos Defense & Security Solutions, Inc.

Date: November 6, 2018	By:	/s/ Deanna H. Lund
Deanna H. Lund
Executive Vice President, Chief Financial Officer